Fourth Quarter & Full Year 2025 Earnings Presentation February 5, 2026 Christopher Stavros – Chairman, President & CEO Brian Corales – Senior Vice President & CFO Tom Fitter – Director, Investor Relations

Disclaimer FORWARD LOOKING STATEMENTS The information in this presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding Magnolia’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used in this presentation, the words could, should, will, may, believe, anticipate, intend, estimate, expect, project, the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events. Except as otherwise required by applicable law, Magnolia disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Magnolia cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Magnolia, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. In addition, Magnolia cautions you that the forward looking statements contained in this presentation are subject to the following factors: (i) the market prices of oil, natural gas, NGLs, and other products or services; (ii) the supply and demand for oil, natural gas, NGLs, and other products or services, including impacts of actions taken by OPEC and other state-controlled oil companies; (iii) the outcome of any legal proceedings that may be instituted against Magnolia; (iv) Magnolia’s ability to realize the anticipated benefits of its acquisitions, which may be affected by, among other things, competition and the ability of Magnolia to grow and manage growth profitably; (v) legislative, regulatory, or policy changes, including those following the change in presidential administrations; (vi) geopolitical and business conditions in key regions of the world; (vii) cybersecurity threats, including increased use of artificial intelligence technologies; and (viii) the possibility that Magnolia may be adversely affected by other economic, business, and/or competitive factors, including inflation. Should one or more of the risks or uncertainties described in this presentation occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Magnolia’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which is expected to be filed with the SEC on February 12, 2026. Magnolia’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including adjusted net income, free cash flow, adjusted EBITDAX, adjusted cash operating costs, adjusted cash operating margin and return on capital employed. Magnolia believes these metrics are useful because they allow Magnolia to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to accounting methods or capital structure. Magnolia does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Adjusted net income and adjusted EBITDAX should not be considered an alternative to, or more meaningful than, net income as determined in accordance with GAAP. Certain items excluded from free cash flow, adjusted net income, adjusted EBITDAX, adjusted cash operating costs, adjusted cash operating margin, adjusted operating margin and return on capital employed are significant components in understanding and assessing a company’s financial performance and should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. As performance measures, adjusted net income, adjusted EBITDAX, adjusted cash operating costs, adjusted cash operating margin and return on capital employed may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, and capital structure, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. As a liquidity measure, management believes free cash flow is useful for investors and widely accepted by those following the oil and gas industry as financial indicators of a company’s ability to generate cash to internally fund drilling and completion activities, fund acquisitions, and service debt. Our presentation of adjusted net income, adjusted EBITDAX, free cash flow, adjusted cash operating costs, adjusted cash operating margin and return on capital employed may not be comparable to similar measures of other companies in our industry. A free cash flow reconciliation is shown on page 21, adjusted EBITDAX reconciliation is shown on page 22, adjusted net income is shown on page 23, adjusted cash operating costs and adjusted cash operating margin reconciliations are shown on page 15 and ROCE is shown on page 25 of the presentation. INDUSTRY AND MARKET DATA This presentation has been prepared by Magnolia and includes market data and other statistical information from sources believed by Magnolia to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Magnolia, which are derived from its review of internal sources as well as the independent sources described above. Although Magnolia believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness. Fourth Quarter & Full Year 2025 Earnings Presentation 2

Fourth Quarter & Full Year 2025 Earnings Presentation

Fourth Quarter and Full Year 2025 Highlights & Announcements

Financial

- 2025 total adjusted net income of $336 MM and operating income margin of 33%
- 2025 adjusted EBITDAX of $906 MM with a 51% capital reinvestment rate
- D&C capital of $461 MM and free cash flow (FCF) of $427 MM
- 2025 Return on Capital Employed (ROCE) of 18%

Operations

- Full-year 2025 total production of 99.8 Mboe/d providing YoY growth of 11%, and exceeding earlier guidance, with annual oil production of 39.8 Mbbls/d and YoY growth of 4%
- Giddings full-year 2025 total production growth of 16% and oil production growth of 9%
- Organic reserves replacement ratio of 137% of production with an organic proved developed Finding & Development (F&D) cost of $9.25/boe

Corporate

- Returned 75% of free cash flow, or ~$322 MM, to shareholders during 2025, including ~$205 MM of share repurchases and dividends of ~$116 MM
- Recent dividend increase of 10% to $0.66 per share on an annualized basis
- Announced increase to our open market share repurchase authorization of 10 million shares

Continuing to execute a differentiated business model focused on enhancing per share value

MAGNOLIA OIL & GAS

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Magnolia’s Consistent Business Model Return Substantial Portion of Our Free Cash Flow to Shareholders and Allocate Some Excess Cash Toward Small, Bolt-on Acquisitions that Improve the Business Long-term dividend per share compound annual growth rate of ~10% and share repurchases of at least 1% per quarter High Quality Assets Drive Low Capital Reinvestment Rate that Grows the Business Limit Capital Spending to 55% of Annual Adjusted EBITDAX Maintain Conservative Financial Leverage to Provide Financial Flexibility Through Cycle Strong balance sheet, with minimal net debt, provides ability for counter cyclical investing to increase per share value Deliver Mid-Single Digit Long-Term Production Growth with Significant Free Cash Flow 2026E Total Production Growth of ~5% Fourth Quarter & Full Year 2025 Earnings Presentation 4

Low Reinvestment Rate with Strong Production Growth (1) Source: FactSet (2021 – 2025E) as of 1/28/2026. Reinvestment Rate is exploration and development capital divided by operating cash flow. Production growth per share is calculated as the 5-year growth rate of annual production divided by weighted average diluted shares outstanding in each respective year. Peers include: APA, AR, CHRD, COP, CTRA, DVN, EOG, EQT, FANG, MTDR, MUR, OVV, OXY, PR, RRC, and SM. Magnolia’s Focused Development has Provided a More Capital Efficient Program Compared to Peers Fourth Quarter & Full Year 2025 Earnings Presentation Production Growth Per Share1 (5-Year CAGR)5-Year Average Reinvestment Rate1 41% 44% 45% 46% 47% 48% 49% 50% 52% 53% 54% 56% 56% 57% 60% 61% 65% 17% 14% 12% 11% 10% 10% 9% 7% 7% 4% 2% 2% 1% 1% 0% -2% -5% 5

High Pre-tax Operating Margins Operating Margin (1) (5-Year Average)  Magnolia has consistently delivered one of the highest operating margins relative to peers  High-quality asset base and focus on maintaining low costs support top-tier operating margins  High-margin production supports free cash flow generation and strong return of capital to shareholders (1) Source: FactSet (2021 – 2025E) as of 1/28/2026. Operating margin is EBIT divided by revenue by year. Peers include: APA, AR, CHRD, COP, CTRA, DVN, EOG, EQT, EXE, FANG, MTDR, MUR, OVV, OXY, PR, RRC, and SM. Fourth Quarter & Full Year 2025 Earnings Presentation 49% 48% 46% 45% 42% 42% 42% 40% 39% 36% 32% 31% 30% 30% 26% 26% 25% 6

0.1 0.3 0.4 0.7 0.8 0.8 0.9 1.0 1.0 1.1 1.2 1.2 1.3 1.4 1.4 1.5 1.7 1.8 2.2 Low Leverage Drives Financial Flexibility Net Debt / EBITDA (2026E) (1) (1) Source: FactSet (2026E) as of 1/28/2026. Net debt is calculated as the difference between cash and total principal long-term debt. Peers include: APA, AR, CHRD, COP, CRGY, CTRA, DVN, EOG, EQT, EXE, FANG, MTDR, MUR, OVV, OXY, PR, RRC, and SM. Fourth Quarter & Full Year 2025 Earnings Presentation Magnolia has the strongest balance sheet in the industry 7

History of Top-Tier Return on Capital Employed  Low reinvestment rate and continued business model execution - low leverage, disciplined capital spending and high pre-tax margins are critical to sustaining high returns  Sharp focus on managing costs and ongoing share repurchases has had a meaningful beneficial impact to Magnolia’s corporate returns 34% 18% 2021 - 2025 2025 5-Year Average Annual Historical ROCE Fourth Quarter & Full Year 2025 Earnings Presentation 8

Sizable & Consistent Cash Return to Shareholders 2018 2019 2020 2021 2022 2023 2024 2025  Magnolia has a strong track record of returning capital to shareholders  Returned ~40% of current market cap over the past seven years  Focus on compounding per share value through share count reduction and safe, sustainable dividend growth Fourth Quarter & Full Year 2025 Earnings Presentation Inception Cumulative Return of Capital ($MM) $79 $108 $467 $908 $1,213 >$1.9 Billion Returned to Shareholders Share Repurchases Dividends $1,591 $1,913 9

Fourth Quarter & Full Year 2025 Key Financial Metrics (1) Q4 2025 ROCE annualized, 2025 represents full year actual ROCE. (2) Weighted average total shares outstanding include diluted weighted average shares of Class A Common Stock outstanding during the period and shares of Class B Common Stock, which are anti-dilutive in the calculation of weighted average number of common shares outstanding. Fourth Quarter & Full Year 2025 Earnings Presentation 10 Metric Q4 2025 YoY % Change 2025 YoY % Change Total Production (Mboe/d) 103.8 11% 99.8 11% Oil Production (Mbbls/d) 40.7 5% 39.8 4% Revenue ($ MM) $318 (3%) $1,312 0% Adjusted EBITDAX ($ MM) $216 (9%) $906 (5%) Adjusted Net Income ($ MM) $71 (25%) $336 (16%) D&C Capex ($ MM) $117 (11%) $461 (3%) D&C Capital % of Adjusted EBITDAX 54% (2%) 51% 1% Return on Capital Employed (ROCE) (1) 16% (5%) 18% (4%) Free Cash Flow ($ MM) $75 (17%) $427 (1%) Cash Balance ($ MM) $267 3% $267 3% Diluted Weighted Average Shares Outstanding (MM)(2) 188.0 (4%) 191.1 (4%)

260 906 41 67 117 205 469 267 0 200 400 600 800 1,000 1,200 Cash 12/31/2024 Cash Flow from Operations Changes in Working Capital and Other Acquisitions Dividends and Distributions Share Repurchases DC&F Capital & Leasehold Cash 12/31/2025 (1) (2) (3) (4) 2025 Cash Flow Reconciliation Fourth Quarter & Full Year 2025 Earnings Presentation (1) Cash flow from operations before changes in working capital. (2) Comprised of ($38) million of working capital changes including capital accruals and ($3) million in other investing and financing activities. (3) Includes $113 million of dividends paid to Class A shareholders and $4 million of distributions to noncontrolling interest holders. (4) Comprised of $205 million Class A Common Stock repurchases. 11 $ In M ill io ns

(1) Class A share reduction includes 3.6 million non-compete shares that were paid in lieu of stock in 2021. Includes both Class A and Class B share repurchases. History of Significant & Consistent Share Repurchases 7.0 4.5 25.3 15.5 9.6 11.0 8.9 (81.8) 2019 2020 2021 2022 2023 2024 2025 Total 0 10 20 30 40 50 60 70 80 90 Fourth Quarter & Full Year 2025 Earnings Presentation 12 Magnolia has reduced its diluted share count by approximately 27% Magnolia’s Consistent Share Repurchases (1) (million shares repurchased)

Track Record of a Safe, Sustainable and Growing Dividend  Magnolia’s dividend has grown at a double-digit rate over the past 5 years  Sustainable dividend growth supported through product price cycles  Dividend per share payout capacity is enhanced by moderate production growth and ongoing share repurchases, leading to higher than peer average dividend growth Fourth Quarter & Full Year 2025 Earnings Presentation 13 $0.28 $0.40 $0.46 $0.52 $0.60 $0.66 2021 2022 2023 2024 2025 2026E Dividend Payout Per Share CAGR Has Exceeded 15%

Summary Balance Sheet Fourth Quarter & Full Year 2025 Earnings Presentation 14 (in thousands) December 31, 2025 December 31, 2024 Cash and cash equivalents $266,785 $260,049 Other current assets 175,650 150,775 Property, plant and equipment, net 2,424,152 2,306,034 Other assets 36,505 103,977 Total assets $2,903,092 $2,820,835 Current liabilities $288,030 $290,261 Long-term debt, net 393,251 392,513 Other long-term liabilities 222,638 170,735 Total equity 1,999,173 1,967,326 Total liabilities and equity $2,903,092 $2,820,835

Margins and Cost Structure Fourth Quarter & Full Year 2025 Earnings Presentation (1) Lease operating expenses exclude non-cash stock based compensation of $0.9 million, or $0.09 per boe, and $0.5 million, or $0.06 per boe, for the quarters ended December 31, 2025 and 2024, respectively, and $3.2 million, or $0.09 per boe, and $2.3 million, or $0.07 per boe for the years ended December 31, 2025 and 2024, respectively. (2) General and administrative expenses exclude non-cash stock based compensation of $5.0 million, or $0.53 per boe, and $4.0 million, or $0.47 per boe, for the quarters ended December 31, 2025 and 2024, respectively, and $20.3 million, or $0.56 per boe, and $16.4 million, or $0.50 per boe, for the years ended December 31, 2025 and 2024, respectively. 15 $ / Boe, unless otherwise noted For the Quarters Ended For the Years Ended December 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Revenue $33.26 $38.13 $36.01 $40.08 Total Cash Operating Costs: Lease Operating Expenses (1) (4.87) (5.30) (5.03) (5.44) Gathering, Transportation & Processing (1.88) (1.42) (1.84) (1.21) Taxes Other Than Income (1.80) (1.85) (2.10) (2.19) Exploration Expenses (0.01) (0.05) (0.03) (0.04) General & Administrative Expenses (2) (2.08) (2.00) (2.10) (2.20) Total Adjusted Cash Operating Costs (10.64) (10.62) (11.10) (11.08) Adjusted Cash Operating Margin $22.62 $27.51 $24.91 $29.00 Margin % 68% 72% 69% 72% Non-Cash Costs: Depreciation, Depletion, and Amortization (11.96) (12.30) (12.02) (12.62) Asset Retirement Obligations Accretion (0.19) (0.19) (0.19) (0.20) Non-Cash Stock Based Compensation (0.62) (0.54) (0.65) (0.57) Total Non-Cash Costs (12.77) (13.03) (12.86) (13.39) Operating Income Margin $9.85 $14.48 $12.06 $15.61 Margin % 30% 38% 33% 39%

Oil & Gas Reserves Detail Fourth Quarter & Full Year 2025 Earnings Presentation (In thousands) For the Years Ended Three Year Total December 31, 2025 December 31, 2024 December 31, 2023 Costs incurred: Proved property acquisition costs $47,122 $68,761 $326,150 $442,033 Unproved properties acquistions costs 28,880 101,791 68,177 $198,848 Total acquisition costs $76,002 $170,552 $394,327 $640,881 Exploration and development costs 480,757 490,564 471,238 $1,442,559 Total costs incurred $556,759 $661,116 $865,565 $2,083,440 Less: Total acquisition costs (76,002) (170,552) (394,327) ($640,881) Less: Asset retirement obligations (10,519) (2,461) (41,177) ($54,157) Less: Exploration expenses (761) (1,374) (5,171) ($7,306) Less: Leasehold acquisition costs (8,810) (9,729) (3,267) ($21,806) Drilling and completion capital (A) $460,667 $477,000 $421,623 $1,359,290 Proved developed reserves (MMboe): Beginning of period 149.3 135.2 125.6 125.6 End of period 166.6 149.3 135.2 166.6 Increase in proved developed reserves 17.3 14.1 9.6 41.0 Production (B) 36.4 32.8 30.1 99.3 Increase in proved developed reserves plus production 53.7 46.9 39.7 140.3 Less: Purchase of reserves in place, net of sales (2.1) (4.1) (10.9) (17.1) Increase in proved developed reserves, excluding acquisitions, net of sales 51.6 42.8 28.8 123.2 Plus (Less): Price-related revisions (1.8) 1.5 15.1 14.8 Increase in proved developed reserves, excluding acquisitions, sales, and price- related revisions (C) 49.8 44.3 43.9 138.0 Organic proved developed F&D cost per boe (A)/(B) $9.25 $10.77 $9.60 $9.85 Organic reserve replacement ratio (C)/(B) 137% 135% 146% 139% 16

FY2026 & First Quarter 2026 Operating Plan & Guidance Fourth Quarter & Full Year 2025 Earnings Presentation 2026E Production & Capital Production Growth YoY 2026 Total Growth ~5% D&C Capital FY 2026 Capital $440 - $480 Million 2026 Operating Plan ~2 Rigs / ~1 Completion Crew 2026E Capital ~20-25% Karnes ~75-80% Giddings First Quarter 2026 Guidance Production ~102 Mboe/d D&C Capital Spending ~$125 Million Oil Differential (To Magellan East Houston) ($3) Bbl Fully Diluted Share Count ~187 million 17

Summary Investment Highlights Fourth Quarter & Full Year 2025 Earnings Presentation (1) Liquidity defined as cash plus availability under revolving credit facility as of 12/31/2025. 18 Giddings Karnes High Quality Assets Positioned for Success • Leading position in the Giddings area with low capital reinvestment rate, low breakevens and substantial running room • Coveted position in the Karnes area in the core of the Eagle Ford • Generate consistent, ongoing annual free cash flow and since Magnolia’s inception • Strong operating margins through the commodity cycle Positive Free Cash Flow and Industry Leading Margins Multiple Levers of Growth Strong Balance Sheet & Conservative Financial Policy • Steady organic growth through proven drilling program while remaining well within cash flow • Clean balance sheet with low debt and strong free cash flow enables Magnolia to pursue accretive bolt-on acquisitions • Conservative leverage profile with only $400 million of total debt outstanding, $133 million of net debt and $267 million of cash • Substantial liquidity of $717 million1

Appendix

Magnolia’s Commitment to Sustainability Review our 2025 Sustainability Report at https://www.magnoliaoilgas.com/sustainability. Fourth Quarter & Full Year 2025 Earnings Presentation Safeguarding the Environment 21-percent reduction in gross Scope 1 greenhouse gas intensity rate since 2020, despite production growth 68-percent reduction in gas flared as a percent of total production since 2020 39,000 truckloads of water removed from local roads in 2024 through new infrastructure Supporting Employees and Communities $304 million in royalty, lease, and surface payments to Texas residents; $107 million in tax payments to Texas communities $521 million in payments made to local vendors and service providers Recognized as Top Workplace in Houston Chronicle Top Workplaces Survey Governing with Integrity 50-percent refreshment rate with 4 directors with 5 or fewer years of tenure on Board of Directors 3 new directors with specific oil & gas industry and executive leadership experience 98 percent of shareholders approved say-on-pay proposal at 2025 Annual Meeting 20

Free Cash Flow Reconciliations Fourth Quarter & Full Year 2025 Earnings Presentation 21 (in thousands) For the Quarters Ended For the Years Ended December 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Net cash provided by operating activities $208,394 $222,627 $878,639 $920,850 Add back: net change in operating assets and liabilities 4,059 5,293 27,805 (1,504) Cash flows from operations before net change in operating assets and liabilities $212,453 $227,920 $906,444 $919,346 Additions to oil and natural gas properties (118,973) (134,794) (469,477) (486,729) Changes in working capital associated with additions to oil and natural gas properties (18,805) (2,840) (10,368) (2,385) Free cash flow $74,675 $90,286 $426,599 $430,232

Adjusted EBITDAX Reconciliations Fourth Quarter & Full Year 2025 Earnings Presentation 22 (in thousands) For the Quarters Ended For the Years Ended December 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Net income $71,371 $88,708 $337,279 $397,330 Interest expense, net 5,399 4,688 21,617 14,371 Income tax expense 16,848 22,179 80,132 95,813 EBIT $93,618 $115,575 $439,028 $507,514 Depreciation, depletion and amortization 114,205 105,332 437,757 414,487 Asset retirement obligations accretion 1,843 1,618 6,800 6,729 EBITDA $209,666 $222,525 $883,585 $928,730 Exploration expenses 120 456 962 1,374 EBITDAX $209,786 $222,981 $884,547 $930,104 Gain on revaluation of contingent consideration - (504) (4,511) (4,312) Loss on sale of assets - - 2,522 - Loss on extinguishment of debt - 8,796 - 8,796 Non-cash stock-based compensation expense 5,889 4,502 23,550 18,663 Adjusted EBITDAX $215,675 $235,775 $906,108 $953,251

Adjusted Net Income Reconciliation Fourth Quarter & Full Year 2025 Earnings Presentation 23 (1) Represents corporate income taxes at an assumed annual effective tax rate of 19.2% and 19.4% for the quarters and years ended December 31, 2025 and 2024, respectively. (2) Shares of Class B Common Stock, and corresponding Magnolia LLC Units, are anti-dilutive in the calculation of weighted average number of common shares outstanding. (in thousands) For the Quarters Ended For the Years Ended December 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Net income $71,371 $88,708 $337,279 $397,330 Adjustments: Gain on revaluation of contingent consideration - (504) (4,511) (4,312) Loss on sale of assets - - 2,522 - Loss on extinguishment of debt - 8,796 - 8,796 Change in estimated income tax(1) - (1,609) 382 (870) Adjusted Net Income $71,371 $95,391 $335,672 $400,944 (in thousands) For the Quarters Ended For the Years Ended Total Share Count December 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Diluted weighted average shares of Class A Common Stock outstanding during the period 182,507 190,647 185,593 186,492 Weighted average shares of Class B Common Stock outstanding during the period (2) 5,523 5,523 5,523 13,497 Total weighted average shares of Class A and B Common Stock, including dilutive impact of other securities (2) 188,030 196,170 191,116 199,989

Capital Structure & Liquidity Overview $400 $450 2025 2026 2027 2028 2029 2030 2031 2032 Fourth Quarter & Full Year 2025 Earnings Presentation (1) Net debt is calculated as the difference between cash and total long-term debt, excluding unamortized deferred financing cost. (2) Liquidity defined as cash plus availability under revolving credit facility. (3) Total Equity includes noncontrolling interest. 24 Capitalization & Liquidity ($MM) Debt Maturity Schedule ($MM) Credit Facility (Undrawn as of 12/31/25) 6.875% Senior Unsecured Notes Capital Structure Overview  Maintaining low financial leverage profile ‒ Currently have a net debt(1) position of $133 MM ‒ Net debt(1) / Q4 annualized adjusted EBITDAX of 0.2x  Current Liquidity of $717 million, including fully undrawn credit facility (2)  No debt maturities until senior unsecured notes mature in 2032 Capitalization Summary As of 12/31/2025 Cash and Cash Equivalents $267 Revolving Credit Facility $0 6.875% Senior Notes Due 2032 $400 Total Principal Debt Outstanding $400 Total Equity (3) $1,999 Net Debt / Q4 Annualized Adjusted EBITDAX 0.2x Net Debt / Total Book Capitalization 6% Liquidity Summary As of 12/31/2025 Cash and Cash Equivalents $267 Credit Facility Availability $450 Liquidity (2) $717

Fourth Quarter & Full Year 2025 Earnings Presentation

Return on Capital Employed

(in thousands)	*For the Quarters Ended*		*For the Years Ended*				
	December 31, 2025	*December 31, 2024*	*December 31, 2025*	*December 31, 2024*	*December 31, 2023*	*December 31, 2022*	*December 31, 2021*
Operating income	**$94,081**	**$124,067**	**$439,181**	**$511,988**	**$534,485**	**$1,073,786**	**$602,594**
Less:							
Impairment	-	-	-	-	$15,735	-	-
Transaction Costs	-	-	-	-	-	-	11,189
Operating income (A)	**$94,081**	**$124,067**	**$439,181**	**$511,988**	**$550,220**	**$1,073,786**	**$613,783**
Debt - beginning of period	393,064	394,793	392,513	392,839	390,383	388,087	391,115
Total equity - beginning of period	2,006,415	1,960,572	1,967,326	1,882,668	1,740,191	1,045,249	839,422
Capital employed - beginning of period	2,399,479	2,355,365	2,359,839	2,275,507	2,130,574	1,433,336	1,230,537
Debt - end of period	393,251	392,513	393,251	392,513	392,839	390,383	388,087
Total equity - end of period	1,999,173	1,967,326	1,999,173	1,967,326	1,882,668	1,740,191	1,045,249
Capital employed - end of period	2,392,424	2,359,839	2,392,424	2,359,839	2,275,507	2,130,574	1,433,336
Average capital employed (B)	**$2,395,952**	**$2,357,602**	**$2,376,132**	**$2,317,673**	**$2,203,041**	**$1,781,955**	**$1,331,937**
Return on average capital employed (A/B)	***3.9%***	***5.3%***	***18.5%***	***22.1%***	***25.0%***	***60.3%***	***46.1%***

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Combined Karnes Giddings Combined Karnes Giddings For the Quarter Ended December 31, 2025 For the Quarter Ended December 31, 2024 Production: Oil (MBbls) 3,747 1,106 2,641 3,572 1,163 2,409 Natural gas (MMcf) 18,089 2,296 15,793 15,371 2,418 12,953 Natural gas liquids (MBbls) 2,788 370 2,418 2,431 394 2,037 Total (Mboe) 9,550 1,859 7,691 8,565 1,961 6,604 Average Daily Production Volume: Oil (MBbls/d) 40.7 12.0 28.7 38.8 12.6 26.2 Natural gas (MMcf/d) 196.6 25.0 171.6 167.1 26.3 140.8 Natural gas liquids (MBbls/d) 30.3 4.0 26.3 26.4 4.3 22.1 Total (MBoe/d) 103.8 20.2 83.6 93.1 21.3 71.8 Oil & Gas Production Results Fourth Quarter & Full Year 2025 Earnings Presentation 26